FORUM FUNDS
                        BROWN ADVISORY VALUE EQUITY FUND

                       Supplement Dated February 21, 2003
                      to Prospectus Dated February 1, 2003

The definition of medium and large capitalization companies contained in the first paragraph of the section entitled "Risk-Return Summary - Principle Investment Strategies" on page 2 of the Prospectus is hereby deleted and replaced with the following definition:

"Medium and large capitalization companies are those with market capitalizations of greater than $ 1 billion at the time of their purchase and as of each subsequent purchase made by the Fund thereafter."